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                                                                 Exhibit 10.3(b)

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APPROVED BY:
Brad Richards - 269181 COMMERCIAL BANKING CENTER
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Dept./Br # A664     Acc # 7938640663          Comm # 0000042           Note # 00000141    Class


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Name  SCHUFF STEEL COMPANY, an Arizona corporation                           Loan   $500,000.00


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Rate   *                                  Interest From                      Renewal of Note 59


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Collateral   S/A EQUIPMENT DTD 9/15/94



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*BANK ONE, ARIZONA, NA, PRIME RATE PLUS .50% TO MOVE WITH PRIME
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                              BANK ONE, ARIZONA, NA
                               LINE OF CREDIT NOTE
                                 (VARIABLE RATE)

Phoenix, Arizona                                           June 30, 1995


         FOR VALUE RECEIVED, the undersigned ("Borrower"), promises to pay on or before June 30, 1996 to BANK ONE, ARIZONA, NA ("Bank"), or order, the aggregate principal amount outstanding on Borrower's revolving line of credit as shown on Bank's records which shall at all times be conclusive and govern, with interest payable monthly on the unpaid balance outstanding from time to time at an annual rate equal to one-half* percent (0.500%) more than the "prime rate" of interest charged by Bank One, Arizona, N.A., as such rate shall change from time to time during the term hereof. Interest is to be charged on a daily basis for the actual number of days the principal is outstanding from the date of disbursement to date of maturity. The rate of interest agreed to shall include the interest rate as shown above, in accordance with the terms of this note, plus any compensating balance requirement and any additional charges, costs and fees incident to this loan to the extent they are deemed to be interest under applicable Arizona law. Bank and Borrower will establish specific instructions and procedures by which draws against said credit will be presented for disbursement, but nothing contained herein shall create a duty on the part of Bank to make said disbursement if Borrower is in default. This note does not evidence a revolving line of credit and the undersigned shall not be entitled to total disbursements hereunder exceeding FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($500,000.00). All amounts payable hereunder shall be paid in lawful money of the United States. Should the rate of interest as calculated under this note exceed that allowed by law, the applicable rate of interest will be the maximum rate of interest allowed by applicable law.

         Principal and interest shall be payable at the Commercial Banking Center office of Bank One, Arizona, NA in Phoenix, Arizona, or at such other place as the holder hereof may designate. At Bank's option, any payments may be applied first to accrued interest and then to principal. All past-due payments of principal or interest shall bear interest from their due date until paid at a rate of interest 2% per annum higher than the interest rate specified above or 12% per annum, whichever is higher, payable on demand.

         This note shall become immediately due and payable at the option of the holder hereof without presentment or demand or any notice to Borrower or any other person obligated hereon, upon default in the payment of any of the principal hereof or any interest thereon when due, or in payment under any other agreement between Borrower and Bank, or if any event occurs or condition exists which authorized the acceleration of the maturity hereof under any security agreement, mortgage, deed of trust or other agreement made by Borrower in favor of Bank. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

* SEE ATTACHED ADDENDUM

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         In the event any holder hereof utilizes the services of an attorney in attempting to collect the amounts due hereunder or to enforce the terms hereof or of any agreements related to this indebtedness, or if any holder hereof becomes party plaintiff or defendant in any legal proceeding in relation to the property described in any instrument securing this note or for the recovery or protection of the indebtedness evidenced hereby, Borrower, its successors and assigns, shall repay to such holder hereof, on demand, all costs and expenses so incurred, including reasonable attorneys' fees, including those costs, expenses and attorneys' fees incurred after the filing by or against the Borrower of any proceeding under any chapter of the Bankruptcy Act, or similar federal or state statute, and whether incurred in connection with the involvement of any holder hereof as creditor in such proceedings or otherwise.

         Borrower and all sureties, endorsers and guarantors of this note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this note or the release of any party primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment of this note by any of them, to first institute suit or exhaust its remedies against any maker or others liable herefor, and consent to any extension or postponement of time of payment of this note or any other indulgence with respect hereto without notice thereof to any of them.

         Bank and Borrower will establish specific instructions and procedures by which draws against said credit will be presented for disbursement, but nothing contained herein shall create a duty on the part of Bank to make said disbursement if Borrower is in default.

Address:
SCHUFF STEEL COMPANY, an Arizona corporation
POST OFFICE BOX 39670
PHOENIX, AZ 85069

                      SEE ATTACHED ADDENDUM FOR SIGNATURES
                      DAVID A. SCHUFF, CHAIRMAN

                                  OR

                      SEE ATTACHED ADDENDUM FOR SIGNATURES
                      SCOTT A. SCHUFF, PRESIDENT

Dept./Br #A664   Acct# 7938640665   Comm #0000042   Note #00000141 Class
Name SCHUFF STEEL COMPANY, an Arizona corporation Loan $500,000.00
Rate* Interest from June 30, 1995  Renewal of Note 59
*Bank One, Arizona NA, Prime Rate Plus .50% TO MOVE WITH PRIME

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ADDENDUM TO LINE OF CREDIT NOTE, DATED JUNE 30, 1995, 1995 ("ORIGINAL NOTE"),
         BETWEEN                       SCHUFF STEEL COMPANY, AN ARIZONA
         CORPORATION ("BORROWER") AND BANK ONE, ARIZONA, NA, A NATIONAL BANKING ASSOCIATION ("BANK"), IN THE ORIGINAL PRINCIPAL AMOUNT OF $500,000.00.

         This Addendum is hereby incorporated into the Original Note as if fully set forth therein. This Addendum and the Original Note shall be read together as a consistent agreement. To the extent of any necessary inconsistency between the two, however, the terms and provisions of this Addendum shall control. The integrated agreement of the Original Note and this Addendum is herein called the Note.

SECTION 1.  RECITALS.

         1.1 In the Loan Agreement, dated JUNE 30, 1995 ("LOAN AGREEMENT"), between Borrower and Bank, Bank has agreed to extend to Borrower credit up to $500,000.00. Borrower may obtain advances (individually an "ADVANCE" and collectively the "ADVANCES") as provided in the Loan Agreement.

         1.2 Interest on Advances, as provided in the Note, is at the rate per annum ("VARIABLE RATE") equal to sum of (i) one half percent (0.50%) and (ii) the rate per annum most recently publicly announced by Bank, or its successors, in Phoenix, Arizona, as its "prime rate", as in effect from time to time. The Variable Rate will change on each day that the "prime rate" changes. The "prime rate" is not necessarily the best or lowest rate offered by Bank, and Bank may lend to its customers at rates that are at, above, or below its "prime rate".

         1.3 Under the Note, the maturity date on which all Advances, interest, and any other Amounts payable by Borrower is due and payable is June 30, 1996 ("MATURITY DATE").

         1.4 The purpose of this Addendum is to grant to Borrower the option to periodically make elections (i) to extend the Maturity Date as to a Term-Out Amount (as defined below) of the then unpaid advances that are not then a for a term between one and five years from the election and (ii) to select the Cariable Rate or the Fixed Rate (as defined below) as the interest rate on the Term-Out Amount, all as more specifically provided in this Addendum.

SECTION 2  DEFINITIONS.  As used in the Note:

         "BUSINESS DAY" means a day of the year on which banks are not required or authorized to close in Phoenix, Arizona, and, with respect to a Fixed Rate Loan Term-Out Amount, a day on which dealings are carried on in the London interbank market.

         "EXTENDED MATURITY DATE" means, as to a Term-Out Amount, the last day of the respective Term-Out Period.

         "FIXED RATE" means the rate per annum equal to the sum of (i) two and three-quarters percent (2.75%) per annum, and (ii) the rate of interest determined by Bank, based on Telerate System reports (Page 3807) or such other source as may be selected by Bank, to be the rate at which deposits in United States dollars are offered by major banks in London, England, to other major banks in the London interbank market at 11:00 a.m. (London, England, local time) on the first day of the Interest Period for the period in the London interbank market equal to or next greater than the Interest Period.

         "FIXED RATE LOAN TERM-OUT AMOUNT" means an amount for which a Term-Out Period (as defined below) is chosen.

         "TERM-OUT PERIOD" means, for each Term-Out Amount, a period of one year and no more than five (5) years commencing on the Term-Out Effective Date and ending on the last day of at least such period, all as selected by borrower as provided herein, provided, however, that:

         (a) Term-Out Periods commencing on the same date shall be of the same duration;

         (b) Whenever the last day of any Term-Out Periods would otherwise occur on a day other than a Business Day, the last day of the Term-Out Period shall be extended to occur on the next succeeding Business Day, provided, however, that if the extension would cause the last day of the Term-Out Period to occur in the next following calendar month, the last day of the Term-out Period shall occur on the next preceding Business Day;


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         (c) No Term-Out Period shall extend beyond the June 30, 2002.

SECTION 3  TERM-OUT, PAYMENTS, AND INTEREST RATE.

         3.1 Except to the extent that unpaid Advances are included in a Term-out Amount, interest shall accrue on unpaid Advances at the variable Rate, borrower shall pay to Bank accrued and unpaid interest monthly on the date specified in the Note, and Borrower shall pay to Bank all then outstanding principal, interest thereon, an Other Amounts payable to Bank on the Maturity Date.

         3.2 In connection with any Advance, Borrower may elect on any Business Day, upon notice that is received by Bank not later than 12:00 p.m. (Phoenix, Arizona, local time) on such Business Day, that such Advance shall be a Fixed Rate Term-Out Amount (defined below). Each such notice shall specify (i) the date of such Advance, (ii) the amount of such Advance, and (iii) the Term-Out Amount Period . In addition, Borrower may on any Business Day, upon notice that is received by Bank not later than 12:00 p.m. (Phoenix, Arizona local time) on such Business Day, convert any amount previously advanced under the Loan Agreement from one type of Loan into the other type of Loan or continue a Fixed Rate Term-Out as a Fixed Rate Loan for a new Interest Period, provided, that Borrower may make an election to convert a Fixed Rate Term-out Amount to a Variable Rate Term-Out Amount or to continue a Fixed Rate Term-Out as a Fixed Rate Amount only on the last day of the Term-Out Period. Each such notice of conversion or continuation shall specify (i) the date of such conversion or continuation, (ii) the amount to be converted or continued, and (iii) if applicable, the Term-Out Period. Any Advance not complying with the foregoing requirements for an Advance bearing interest at the Fixed Rate Term-Out Amount shall bear interest at the Variable Rate. Any Fixed Rate Term-Out not continued as a Fixed Rate Term-Out Amount in compliance with the foregoing requirements shall, after the end of the Term-Out Amount, bear interest at the Variable Rate, whether or not Borrower has elected to convert the Fixed Rate Term-Out Amount to a Variable Rate Loan.

         3.4 Interest at the Variable Rate shall be computed on the basis of a 365 day year and accrue on a daily basis for the actual number of days elapsed. Interest at the Fixed Rate shall be computed on the basis of a 360 day year and shall accrue on a daily basis for the actual number of days elapsed.

         3.5 Notwithstanding any provision of the Loan Agreement to the contrary:

             3.5.1 Bank shall be entitled to fund and maintain its funding of all or any part of any Fixed Rate Loan Term-Out Amount in any manner it sees fit.

             3.5.2 If prior to the commencement of any Term-Out Period, Bank determines by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the Fixed Rate for such Term-Out Period in the manner provided in the definition of "Fixed Rate", then Bank shall promptly give notice thereof to Borrower and the respective amount as to which Borrower has requested the Term-Out Amount shall bear interest at the Variable Rate.

             3.5.3 Each Term-Out Amount shall be at least $100,000, provided, however, that the last Term-Out Amount, may at the option of Borrower, be a lesser amount.

SECTION 4. PREPAYMENT AND CONVERSION PREMIUM. Borrower may prepay the outstanding principal balance hereof, in whole or in part, at any time prior to the Maturity Date. With any such prepayment of a Fixed Rate Term-Out Amount other than extend the maturity date or with a conversion election of a Fixed Rate Loan to a Variable Rate Loan, in either case other than on the last Business Day of the Term-Out Period for such Fixed Rate Loan Term-Out Amount ("INTEREST PERIOD TERMINATION DATE") (whether made voluntarily or involuntarily as a result of an acceleration of the Maturity Date or otherwise), Borrower shall also pay (a) all accrued and unpaid interest on the principal being prepaid, (b) all Other Amounts then due, and (c) a prepayment premium, if any, equal to the product of (i) the Average Lost Monthly Interest Income and (ii) the number of months from the date of prepayment to the Term-Out Period Termination Date (with any fraction of a month counted as a month), discounted to present value at the Discount Rate over a period equal to one-half of the number of months in (ii) above. At the option of Bank, in its absolute and sole discretion, any prepayment shall be applied to installments coming due under the
Note in the inverse order of their due dates.

         As used in this SECTION 4:

         "AVERAGE LOST MONTHLY INTEREST INCOME" means the amount determined by dividing (i) the product of the Average Principal and the Lost Rate, by (ii) 12, where:

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         "AVERAGE PRINCIPAL" means the amount equal to either (i) one half the sum of (A) the amount of principal being prepaid and (B) the amount of principal that is scheduled to be due on the Extended Maturity Date ("BALLOON AMOUNT"), or
(ii) the amount of principal being prepaid, if such amount is less than the Balloon Amount; and

         "LOST RATE" means the rate per annum equal to the percentage, if any, by which (i) the yield to maturity of United States Treasury debt obligations having a maturity date nearest to the Interest Period Termination Date ("TREASURY OBLIGATIONS") determined as of the first day of the respective Term-Out Period exceeds (ii) the yield to maturity of Treasury Obligations determined on the date of prepayment.

         "DISCOUNT RATE" means the rate per annum equal to the yield to maturity of Treasury Obligations determined on the date of prepayment.

         "OTHER AMOUNTS" means all amounts payable by Borrower to Bank under this Note and all other documents related to any indebtedness of Borrower to Bank.

The maturity date and yield to maturity of Treasury Obligations shall be determined by Bank, in its absolute and sole discretion, on the basis of quotations published in The Wall Street Journal or other comparable sources.

         IN WITNESS WHEREOF, this Addendum is executed and appended to the Original Note as of the date thereof.

Dated June 30, 1995


SCHUFF STEEL COMPANY
an Arizona corporation



By:_______________________________
Name:  SCOTT A. SCHUFF
Title: PRESIDENT


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